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EXHIBIT 23.3 - Consent of Powell, Goldstein, Frazer & Murphy, LLP

     We hereby consent to the reference to our firm under the heading "Legal Matters" in the Prospectus, which is part of Post-Effective Amendment No. 3 ti the Registration Statement on Form SB-2 filed by PSB BancGroup, Inc. (Registration No. 333-44161).



/s/ Powell, Goldstein, Frazer & Murphy LLP
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    Powell, Goldstein, Frazer & Murphy LLP